IMPAIRMENT OF LONG-TERM ASSETS	12 Months Ended
Dec. 31, 2013
IMPAIRMENT OF LONG-TERM ASSETS [Abstract]
IMPAIRMENT OF LONG-TERM ASSETS

9.	IMPAIRMENT OF LONG-TERM ASSETS

Impairment of long-term assets as at December 31, 2013, 2012 and 2011 are as follows:

(in thousands of $)	2013	2012	2011
FSRU conversion parts (see note 23)	500	500	500

We continually monitor events and changes in circumstances that could indicate carrying amounts of long-term assets may not be recoverable.

The impairment charge arising on the FSRU conversion parts of $0.5 million for each of the years ended December 31, 2013, 2012 and 2011, refers to the unutilized parts originally ordered for the Golar Spirit FSRU retrofitting following changes to the original project specification. These assets are classified within our Vessel Operations segment.